UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2013

FEIHE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	001-32473	90-0208758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Star City International Building, 10 Jiuxianqiao Road, C-16th Floor
Chaoyang District, Beijing, China 100016

(Address of Principal Executive Offices, including Zip Code)

+86 (10) 8457-4688

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 15, 2013, Feihe International, Inc. (the “Company”) reported its results of operations for the fiscal quarter ended March 31, 2013. The Company’s press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

Exhibit	Description

99.1	Press Release of Feihe International, Inc. dated May 15, 2013 announcing financial results for the fiscal quarter ended March 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEIHE INTERNATIONAL, INC.

By:	/s/ Leng You-Bin
Name:	Leng You-Bin
Title:	Chairman and CEO

Date: May 15, 2013

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of Feihe International, Inc. dated May 15, 2013 announcing financial results for the fiscal quarter ended March 31, 2013